CONFIDENTIAL




                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2003-C3

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2003-C3



                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.34 BILLION



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

--------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

--------------------------------------------------------------------------------

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

TABLE OF CONTENTS

--------------------------------------------------------------------------------

I.     Transaction Highlights

II.    Structural Highlights

III.   Collateral Pool Highlights

IV.    Significant Mortgage Loans

V.     Summary Points

VI.    Investor Reporting

VII.   Timeline

--------------------------------------------------------------------------------

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








--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:         Approximately $1.34 billion

Public Certificates:                   Approximately $1.24 billion

Private Certificates(1):               Approximately $100.6 million

Co-Lead Manager/Sole Book Runner:      Lehman Brothers Inc.

Co-Lead Manager:                       UBS Warburg LLC

Rating Agencies:                       Standard & Poor's, a division of The
                                       McGraw-Hill Companies, Inc. ("S&P") and
                                       Moody's Investors Service, Inc.
                                       ("Moody's")

Trustee:                               LaSalle Bank National Association

Fiscal Agent:                          ABN AMRO Bank N.V.

Master Servicer:                       Wachovia Bank, National Association

Special Servicer:                      GMAC Commercial Mortgage Corporation

---------------------------
1.  The Private Certificates are not offered hereby.

--------------------------------------------------------------------------------

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

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                          May 12, 2003

Determination Date:                    11th day of each month or if such day is
                                       not a business day, then the following
                                       business day

Distribution Date:                     4th business day after the Determination
                                       Date of each month, commencing in
                                       June 2003

Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):                 Classes A-1, A-2, A-3, A-4, B, C, D, E, F
                                       and G

SMMEA Eligible:                        Classes A-1, A-2, A-3, A-4, B, C and D

DTC (Public Certificates):             Classes A-1, A-2, A-3, A-4, B, C, D, E, F
                                       and G

Bloomberg:                             Cash flows will be modeled on Bloomberg

Denominations:                                          Class                        Minimum Denomination(1)
                                                        -----                        -----------------------
                                       A-1, A-2, A-3, A-4, B, C, D, E, F and G              $10,000

Lehman Brothers CMBS Index:            All classes will be included in the
                                       Lehman Brothers CMBS Index

---------------------------
1.  Increments of $1 thereafter.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS



CERTIFICATES

                             ------------------------- -----
                         /  |/////// Class A-1 ///////|     |
                        |   |-------------------------|     |-----
                        |   |/////// Class A-2 ///////|     |     |
                        |   |-------------------------|     |     |
                        |   |/////// Class A-3 ///////|     |     |
                        |   |-------------------------|     |     |
                        |   |/////// Class A-4 ///////|     |  C  |
                        |   |-------------------------|     |  L  |
          Offered      /    |//////// Class B ////////|     |  A  |
        Certificates   \    |-------------------------|     |  S  |
                        |   |//////// Class C ////////|     |  S  |
                        |   |-------------------------|     |     |
                        |   |//////// Class D ////////|     |  X  |
                        |   |-------------------------|     |  -  |
                        |   |//////// Class E ////////|  C  |  C  |
                        |   |-------------------------|  L  |  P  |
                        |   |//////// Class F ////////|  A  | (1) |
                        |   |-------------------------|  S  | (2) |
                         \  |//////// Class G ////////|  S  |     |
                            |-------------------------|     |     |
                         /  |         Class H         |  X  |     |
                        |   |-------------------------|  -  |     |
                        |   |         Class J         |  C  |     |
                        |   |-------------------------|  L  |-----
                        |   |         Class K         | (1) |
                        |   |-------------------------|     |
                        |   |         Class L         |     |
                        |   |-------------------------|     |
                        |   |         Class M         |     |
                        |   |-------------------------|     |
                        |   |         Class N         |     |
                        |   |-------------------------|     |
                        |   |         Class P         |     |
                        |   |-------------------------|     |
       Private, 144A   /    |         Class Q         |     |
        Certificates   \    |-------------------------|     |
                        |   |         Class S         |     |
                        |   |-------------------------|     |
                        |   |         Class T         |     |
                        |   |-------------------------|-----
                        |   |      Class MM-1(3)      |
                        |   |-------------------------|
                        |   |      Class MM-2(3)      |
                        |   |-------------------------|
                        |   |      Class MM-3(3)      |
                        |   |-------------------------|
                        |   |    Class X-MM2(3)(4)    |
                        |   |-------------------------|
                        |   |      Class X-WC(5)      |
                        |   |-------------------------|
                         \  |     Class X-MM1(6)      |
                             -------------------------

---------------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
2. Initial notional amount of Class X-CP through May 2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until May 2010 when the class retires.
3. Represents non-pooled loan specific certificates secured by the Monroeville Mall loan.
4. Represents rights to certain excess interest on the junior non-pooled portion of the Monroeville Mall loan.
5. Represents a fixed strip of mortgage interest rate from the pooled mortgage loan secured by Westfield Shoppingtown West County.
6. Represents a fixed strip of mortgage interest rate from the senior pooled component of the mortgage loan secured by Monroeville Mall.

--------------------------------------------------------------------------------

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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE
o   Sequential pay structure(1)
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

----------------------------------------------------------------------------------------------------------------------------
            Approximate Original      Ratings       Approximate                       Wtd. Avg. Life
     Class     Face Amount ($)     (S&P/Moody's)   Credit Support    Description         (years)(2)      Principal Window(2)
----------------------------------------------------------------------------------------------------------------------------
    A-1(3)     $160,000,000           AAA/Aaa          15.000%       Fixed Rate             3.49           06/03-03/08
----------------------------------------------------------------------------------------------------------------------------
    A-2(3)     $270,000,000           AAA/Aaa          15.000%       Fixed Rate             4.89           03/08-03/09
----------------------------------------------------------------------------------------------------------------------------
    A-3(3)     $153,000,000           AAA/Aaa          15.000%       Fixed Rate             7.99           03/09-01/13
----------------------------------------------------------------------------------------------------------------------------
    A-4(3)     $557,535,000           AAA/Aaa          15.000%       Fixed Rate             9.80           01/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     B(3)       $20,127,000           AA+/Aa1          13.500%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     C(3)       $20,127,000            AA/Aa2          12.000%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     D(3)       $13,418,000           AA-/Aa3          11.000%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     E(3)       $13,418,000            A+/A1           10.000%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     F(3)       $23,482,000             A/A2            8.250%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     G(3)       $10,063,000            A-/A3            7.500%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
     X-CL    $1,341,806,016(5)        AAA/Aaa            N/A         Variable IO(6)         7.91(7)        06/03-08/21(8)
----------------------------------------------------------------------------------------------------------------------------
     X-CP    $1,203,755,000(5)        AAA/Aaa            N/A         Variable IO(6)         5.47(7)        05/05-05/10(8)
----------------------------------------------------------------------------------------------------------------------------
     X-WC      $150,000,000(5)        AAA/Aaa            N/A         Fixed IO(9)            8.99(7)        06/03-04/13(8)
----------------------------------------------------------------------------------------------------------------------------
     X-MM1     $120,000,000(5)        AAA/Aaa            N/A         Fixed IO(10)           8.48(7)        06/03-01/13(8)
----------------------------------------------------------------------------------------------------------------------------
       H        $18,450,000          BBB+/Baa1          6.125%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       J        $10,063,000           BBB/Baa2          5.375%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       K        $13,419,000          BBB-/Baa3          4.375%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       L        $13,418,000           BB+/Ba1           3.375%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       M         $6,709,000            BB/Ba2           2.875%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       N         $6,709,000           BB-/Ba3           2.375%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       P         $1,677,000            B+/B1            2.250%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       Q         $8,386,000             B/B2            1.625%       Fixed Rate(4)          9.86           04/13-04/13
----------------------------------------------------------------------------------------------------------------------------
       S         $3,355,000            B-/B3            1.375%       Fixed Rate(4)         10.02           04/13-12/13
----------------------------------------------------------------------------------------------------------------------------
       T        $18,450,016            NR/NR             N/A         Fixed Rate(4)         13.76           12/13-08/21
----------------------------------------------------------------------------------------------------------------------------
   MM-1(11)      $6,800,000           NR/Baa1            N/A         Fixed Rate             9.63           01/13-01/13
----------------------------------------------------------------------------------------------------------------------------
   MM-2(11)      $5,300,000           NR/Baa2            N/A         Fixed Rate             9.63           01/13-01/13
----------------------------------------------------------------------------------------------------------------------------
   MM-3(11)      $4,567,108           NR/Baa3            N/A         Fixed Rate             9.63           01/13-01/13
----------------------------------------------------------------------------------------------------------------------------
   X-MM2(11)    $16,667,108(5)        AAA/Aaa            N/A         Variable IO(12)        9.63(7)        01/13-01/13(8)
----------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Except that Class A-1, Class A-2, Class A-3, Class A-4, Class X-CL, Class X-CP, Class X-WC and Class X-MM1 receive interest on a pro-rata basis.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
3.  Certificates offered as part of the public offering.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.  Represents the notional amount.
6. Class X-CL and X-CP certificates have rights to the certain excess interest on all underlying mortgage loans.
7. Represents the weighted average life of each dollar reduction in notional amount.
8.  Represents period over which the notional amount will be reduced to zero.
9. Represents a fixed strip of mortgage interest rate from the pooled mortgage loan secured by Westfield Shoppingtown West County.
10. Represents a fixed strip of mortgage interest rate from the senior pooled component secured by the Monroeville Mall loan.
11. Represents junior non-pooled loan specific certificates secured by the Monroeville Mall loan.
12. Represents rights to certain excess interest from the junior non-pooled component of the Monroeville Mall loan.

--------------------------------------------------------------------------------

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STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

================================================================================
                                                                 Statistical
                                                                   Data(1)
================================================================================
Total Loans With Initial Lock-Out                                 99.5%(2)
--------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter               98.8%(2)
--------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter         0.7%(2)
--------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out Period(3)                    100.8 months
--------------------------------------------------------------------------------
Weighted Average Open Period                                       3.0 months
================================================================================

---------------------------
1.  As of the Cut-Off Date.
2.  Percent of initial mortgage pool balance.
3. Remaining Lock-Out Period is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.

================================================================================
Open Prepayment Period                                    % of Initial
    at End of Loan            Number of Loans       Mortgage Pool Balance
--------------------------------------------------------------------------------
         NONE                       23                       6.1%
--------------------------------------------------------------------------------
       1 MONTH                      12                       8.2%
--------------------------------------------------------------------------------
       2 MONTHS                     10                       5.6%
--------------------------------------------------------------------------------
       3 MONTHS                     55                      65.2%
--------------------------------------------------------------------------------
       6 MONTHS                     10                      14.9%
--------------------------------------------------------------------------------
        TOTAL:                     110                     100.0%
================================================================================

--------------------------------------------------------------------------------

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STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

===============================================================================================================================
PREPAYMENT PREMIUM    05/03    05/04    05/05    05/06    05/07    05/08    05/09    05/10    05/11    05/12    05/13    05/14
-------------------------------------------------------------------------------------------------------------------------------
   LOCK-OUT/DEF.      100.0%   100.0%   100.0%    99.3%    99.3%    99.8%    99.8%    99.8%    99.8%    99.8%   100.0%   100.0%
-------------------------------------------------------------------------------------------------------------------------------
   YIELD MAINT.         -        -        -        0.7%     0.7%     0.2%     0.2%     0.2%     0.2%     0.2%     -        -
===============================================================================================================================
     SUB-TOTAL        100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
===============================================================================================================================

===============================================================================================================================
       1.5%             -        -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------------
       1.0%             -        -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------------
       0.5%             -        -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------------
       OPEN             -        -        -        -        -        -        -        -        -        -        -        -
===============================================================================================================================
       TOTAL          100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
===============================================================================================================================

---------------------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and pay off on their respective anticipated repayment dates.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The pool includes four mortgage loans (representing 37.8% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o Three of the four Investment Grade Loans (Westfield Shoppingtown West County, Polaris Fashion Place and Pembroke Lakes Mall) are split into A/B Note structures described on the following pages. The fourth Investment Grade Loan (Monroeville Mall) is split into a senior pooled component and a junior non-pooled component. Both components will be deposited into the LB-UBS Series 2003-C3 Trust.

o   Summary of the pool composition is as follows:

================================================================================
                                            Total Principal        % of Total
                                             Balance As of          Mortgage
                        Number of Loans      Cut-Off Date              Pool
--------------------------------------------------------------------------------
Investment Grade Loans         4               $506,863,969           37.8%
--------------------------------------------------------------------------------
Conduit Loans                106                834,942,048           62.2
================================================================================
TOTAL:                       110             $1,341,806,016          100.0%
================================================================================

--------------------------------------------------------------------------------

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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The Westfield Shoppingtown West County A Note, the Polaris Fashion Place A Note and the Pembroke Lakes Mall A Note were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2:

---------------           -----------           --------------------           --------------------
                   -->      A NOTE       -->      AAA/Aaa TO AA-/A1     -->       LB-UBS 2003-C3
   WESTFIELD                                        CASHFLOWS (1)                      TRUST
 SHOPPINGTOWN             -----------           --------------------           --------------------
  WEST COUNTY             -----------           --------------------           --------------------
                   -->      B NOTE       -->         A1 TO Baa1         -->        B NOTE TRUST
                                                    CASHFLOWS (2)
---------------           -----------           --------------------           --------------------

---------------           -----------           --------------------           --------------------
                   -->      A NOTE       -->      AAA/Aaa TO A-/A3      -->       LB-UBS 2003-C3
                                                    CASHFLOWS (3)                      TRUST
    POLARIS               -----------           --------------------           --------------------
 FASHION PLACE            -----------           --------------------
                   -->     B NOTE(4)     -->         WHOLE LOAN

---------------           -----------           --------------------

---------------           -----------           --------------------           --------------------
                   -->      A NOTE       -->     AAA/Aaa TO AAA/Aa2     -->       LB-UBS 2003-C3
                                                    CASHFLOWS (5)                      TRUST
   PEMBROKE               -----------           --------------------           --------------------
  LAKES MALL              -----------           --------------------
                   -->     B NOTE(6)     -->         WHOLE LOAN

---------------           -----------           --------------------

o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full(7).

---------------------------
1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AA-/A1 cash flows to the LB-UBS 2003-C3 Trust.
2. Moody's has indicated to the Depositor that the B Note proceeds are expected to contribute A1 through Baa1 cash flows to the B Note Trust.
3. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through A-/A3 cash flows to the LB-UBS 2003-C3 Trust.
4. The B Note of the Polaris Fashion Place Loan will not be included in the LB-UBS 2003-C3 Trust.
5. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cash flows to the LB-UBS 2003-C3 Trust.
6. The B Note of the Pembroke Lakes Mall loan will not be included in the LB-UBS 2003-C3 Trust.
7. Except for in the case of the Pembroke Lakes Mall where the A Note and B Note holder receive amortization pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

--------------------------------------------------------------------------------

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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The senior portion of the Monroeville Mall Loan will be pooled in the LB-UBS 2003-C3 Trust and the Class MM certificates represent the certification of the junior non-pooled component:


-------------------------     -------------------------     -------------------------     -------------------------
                          -->       SENIOR POOLED       -->     AAA/Aaa TO A+/A3      -->      LB-UBS 2003-C3
                                      COMPONENT                   CASHFLOWS (1)                     TRUST
    MONROEVILLE MALL          -------------------------     -------------------------     -------------------------
                              -------------------------     -------------------------     -------------------------
                          -->     JUNIOR NON-POOLED     -->       Baa1 TO Baa3        -->  CLASS MM-1, MM-2, MM-3,
                                      COMPONENT                   CASHFLOWS (2)             X-MM2 CERTIFICATES(3)
-------------------------     -------------------------     -------------------------     -------------------------

---------------------------
1. S&P and Moody's have indicated to the Depositor that the senior non-pooled component proceeds are expected to contribute AAA/Aaa through A+/A3 cash flows to the LB-UBS 2003-C3 Trust.
2. Moody's has indicated to the Depositor that the junior non-pooled component proceeds are expected to contribute Baa1 through Baa3 cash flows to the junior non-pooled component.
3. Represents non-pooled, loan specific certificates and interest only certificates to be included in the LB-UBS 2003-C3 Trust.

--------------------------------------------------------------------------------

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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The A Note(1) DSCR and LTV are set forth below:

======================================================================================================================
                        Westfield Shoppingtown
                             West County          Polaris Fashion Place   Monroeville Mall(1)    Pembroke Lakes Mall
----------------------------------------------------------------------------------------------------------------------
        DSCR                    2.04x                     1.93x                  1.67x                  2.41x
----------------------------------------------------------------------------------------------------------------------
  UW Net Cash Flow           $20,727,225               $16,626,793            $15,677,006            $17,200,691
----------------------------------------------------------------------------------------------------------------------
Actual Debt Constant            6.765%                   6.888%                  7.828%                 6.382%
----------------------------------------------------------------------------------------------------------------------
        LTV                     52.4%                     57.9%                  58.8%                  49.7%
----------------------------------------------------------------------------------------------------------------------
  Appraised Value            $286,500,000             $216,000,000            $204,000,000           $225,100,000
----------------------------------------------------------------------------------------------------------------------
  Shadow Rating(2)              AA-/A1                    A-/A3                  A+/A3                 AAA/Aa2
======================================================================================================================

o   The combined A Note(1) and B Note(3)(4) DSCR and LTV are set forth below:

======================================================================================================================
                         Westfield Shoppingtown
                              West County         Polaris Fashion Place     Monroeville Mall     Pembroke Lakes Mall
----------------------------------------------------------------------------------------------------------------------
        DSCR                     1.85x                    1.67x                  1.51x                  1.87x
----------------------------------------------------------------------------------------------------------------------
  UW Net Cash Flow            $20,727,225              $16,626,793            $15,677,006            $17,200,691
----------------------------------------------------------------------------------------------------------------------
Actual Debt Constant             6.582%                  6.619%                  7.536%                6.399%
----------------------------------------------------------------------------------------------------------------------
        LTV                      59.3%                    69.4%                  67.0%                  63.9%
----------------------------------------------------------------------------------------------------------------------
  Appraised Value             $286,500,000            $216,000,000            $204,000,000          $225,100,000
----------------------------------------------------------------------------------------------------------------------
  Shadow Rating(2)                Baa1                     N/A                    Baa3                   N/A
======================================================================================================================

---------------------------
1.  In the case of the Monroeville Mall loan, the senior pooled component.
2. S&P and/or Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust or in the B Note trust, as applicable, its credit characteristics are consistent with obligations that are so rated.
3.  In the case of the Monroeville Mall loan, the junior non-pooled component.
4. The junior non-pooled component for the Monroeville Mall loan will be included in the LB-UBS 2003-C3 Trust. The B Notes for the Westfield Shoppingtown West County loan, Polaris Fashion Place loan and the Pembroke Lakes Mall loan will not be included in the LB-UBS Series 2003-C3 Trust.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2003-C3 transaction include the following:

    -    General Growth Properties/ New York State Common Retirement Fund

    -    Westfield America, Inc.

    -    Turnberry Associates

    -    Lehman Brothers

    -    DeMatteis Organization/ The Related Companies

    -    Broadway Real Estate Partners

    -    Glimcher Realty Trust

    -    Investcorp International, Inc.

o   Conduit Origination Program

    - Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

    - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

    - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

    -    Substantially all borrowers are single asset entities

    -    Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

    - Cash management systems affecting approximately 97.2% of the initial mortgage pool balance

         o    Hard lockbox - 63.0% of the initial mortgage pool balance(1)

         o    Springing lockbox - 34.1% of the initial mortgage pool balance

---------------------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily, mobile home park and hospitality properties where the property manager is required to deposit rents into a hard lockbox.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

================================================================================
    Escrow Type(1)                             % of Pool with Funded Escrows(2)
--------------------------------------------------------------------------------
Replacement Reserves                                       98.1%
--------------------------------------------------------------------------------
Taxes(3)                                                   97.6%
--------------------------------------------------------------------------------
Insurance(4)                                               94.8%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                      100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                          100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                           92.6%
================================================================================

---------------------------
1. Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit. Escrows will be collected upon occurrence of certain trigger events with respect to the Arroyo Parkway Self Storage loan.
2.  As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly.
4. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

================================================================================================================
                                 General Pool Characteristics as of the Cut-Off Date
----------------------------------------------------------------------------------------------------------------
Size of Pool                                                                                     $1,341,806,016
----------------------------------------------------------------------------------------------------------------
Contributor of Collateral                                                                         Lehman: 61.1%
                                                                                                     UBS: 38.9%
----------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                             110
----------------------------------------------------------------------------------------------------------------
Weighted Average Gross Coupon                                                                            5.547%
----------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                                        107 Months
----------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                                       104 Months
----------------------------------------------------------------------------------------------------------------
Average Balance                                                                                     $12,198,237
----------------------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)                                       $7,876,812
----------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                       $150,000,000
----------------------------------------------------------------------------------------------------------------
Largest Conduit Loan                                                                               $125,000,000
----------------------------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                                            1.75x
----------------------------------------------------------------------------------------------------------------
WA LTV(2)                                                                                                 66.0%
----------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(3)                                                                           55.8%
----------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                       26 States & the District of Columbia
----------------------------------------------------------------------------------------------------------------
Balloon and/or ARD Loans(1)(4)                                                                            98.6%
----------------------------------------------------------------------------------------------------------------
Fully Amortizing Loans                                                                                     1.4%
================================================================================================================

---------------------------
1. Assumes ARD loans are paid in full on their respective anticipated repayment dates.
2.  Credit characteristics excluding the Investment Grade Loans are as follows:
    WA U/W DSCR: 1.60x; WA LTV: 72.8%; WA LTV at Maturity/ARD: 63.4%.
3.  Includes fully amortizing loans.
4.  Includes Interest Only loans.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE

o   Heavily concentrated in lower risk asset classes and Investment Grade Loans:

    - Regional Mall, Office, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade properties comprise 91.1% of the initial mortgage pool balance.

    - Investment Grade Loans comprise approximately 37.8% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                Regional Mall           37.8% (100% Investment Grade)
                Multifamily (1)         18.2%
                Anchored Retail         17.9%
                Office                  15.4%
                Unanchored Retail        5.8%
                Industrial/Warehouse     1.9%
                Self Storage             1.2%
                Hotel                    0.7%
                Other Retail             1.2%

---------------------------
1. Multifamily component includes mobile home park properties representing 0.4% of the aggregate pool.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GEOGRAPHIC DIVERSITY

o   No one state represents more than 14.5% of the Initial Pool Balance.

o The loans are secured by properties located in 26 states and the District of Columbia.

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                      FL      14.5%     (57.5% Investment Grade)
                      PA      13.1%     (68.5% Investment Grade)
                      CA      11.6%
                      MO      11.4%     (98.2% Investment Grade)
                      OH      10.1%     (92.4% Investment Grade)
                      DC       9.3%
                      TX       8.3%
                      NY       5.2%
                      Other   16.5%(1)

---------------------------
1. No other state represents more than 2.7% of the Initial Pool Balance.

--------------------------------------------------------------------------------

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN SIZE DIVERSITY

o   110 mortgage loans.

o Average loan size: $12,198,237 ($7,876,812 excluding the Investment Grade Loans).

o   The largest loan comprises 11.2% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

% of pool         14.9%        12.1%        11.4%       14.6%       17.3%        18.6%           11.2%

$ Millions   (less than) $6   $6 - $10    $10 - $20   $20 - $80   $80 - $120  $120 - $140  (greater than) $140

# of loans          68          20            10          7           2            2               1

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o Strong weighted average underwritten debt service coverage ratio of 1.75x.

------------------------------------------------------------------------
              UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
------------------------------------------------------------------------
PROPERTY TYPE                 % OF POOL   WA DSCR        MIN-MAX DSCR
------------------------------------------------------------------------
RETAIL                          62.6%      1.77x        1.00x - 2.41x(1)
  Regional Mall                 37.8       2.01         1.67  - 2.41
  Anchored Retail               17.9       1.43         1.20  - 1.63
  Unanchored Retail              5.8       1.45         1.21  - 1.78
  Other Retail                   1.2       1.00         1.00  - 1.00(1)
MULTIFAMILY(2)                  18.2       1.54         1.20  - 2.00
OFFICE                          15.4       1.93         1.33  - 2.21
INDUSTRIAL/WAREHOUSE             1.9       1.43         1.26  - 1.59
SELF STORAGE                     1.2       1.79         1.37  - 2.49
HOTEL                            0.7       2.32         2.31  - 2.32
------------------------------------------------------------------------
  HOTEL:                       100.0%      1.75x        1.00x - 2.49x(1)
------------------------------------------------------------------------


[GRAPHIC OMITTED]

% of pool       1.2%         10.3%           9.3%           10.7%           10.0%          14.3%           0.2%           43.9%

                                                                                                                      (greater than
             (less than)                                                                                               or equal to)
DSCR          1.20x(1)   1.20x - 1.29x   1.30x - 1.39x   1.40x - 1.49x  1.50x - 1.59x   1.60x - 1.79x   1.80x - 1.89x     1.90x

# of loans        8           17              12              27              21             12               2             11

---------------------------
1.  Includes eight fully amortizing Rite Aid loans.
2. Multifamily component includes mobile home park properties representing 0.4% of the aggregate pool.

--------------------------------------------------------------------------------

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 66.0%.

o   Weighted average loan to value at maturity or ARD(1) (2)(3) of 55.8%.

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

% of pool            20.3%             20.8%          16.8%          16.4%          24.6%                1.2%

LTV            (less than) 55.0%   55.1% - 65.0%  65.1% - 70.0%  70.1% - 75.0%  75.1% - 80.0%   (greater than) 80.0%(3)

# of loans            5                 14             17             31             35                   8

---------------------------
1.  Assumes ARD loans are paid in full on their anticipated repayment dates.
2.  Includes fully amortizing loans.
3.  Includes eight fully amortizing Rite Aid loans.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

=========================================================================================================================
                                                  Investment Grade Loans
-------------------------------------------------------------------------------------------------------------------------
                                     Cut-Off Date     % of Initial Mortgage
         Property Name                  Balance            Pool Balance       U/W DSCR(1)    LTV(2)   S&P/Moody's(3)
-------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown West
County (A Note)                       $150,000,000             11.2%             2.04x        52.4%       AA-/A1
-------------------------------------------------------------------------------------------------------------------------
Polaris Fashion Place (A Note)         125,000,000              9.3              1.93         57.9         A-/A3
-------------------------------------------------------------------------------------------------------------------------
Monroeville Mall (senior pooled
component)                             120,000,000              8.9              1.67         58.8         A+/A3
-------------------------------------------------------------------------------------------------------------------------
Pembroke Lakes Mall (A Note)           111,863,969              8.3              2.41         49.7        AAA/Aa2
=========================================================================================================================
TOTAL/WEIGHTED. AVERAGE:              $506,863,969             37.8%             2.01x        54.7%         ---
=========================================================================================================================

---------------------------
1. Calculated based on underwritten net cash flow, actual debt service constant and assuming a loan amount that includes the A Note only or in the case of Monroeville Mall, the senior pooled component.
2. Calculated based on Cut-Off Date Balance and related appraised value and are calculated using A Note amounts only or in the case of Monroeville Mall, the senior pooled component.
3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN WEST COUNTY

Cut-Off Date Balance (A Note):         $150,000,000

Interest Rate(1):                      5.190%

Anticipated Repayment Date ("ARD"):    4/11/13

Maturity Date:                         4/11/33

Term to ARD:                           10 years

Amortization:                          30 years

Sponsor:                               Westfield America Inc.

Property:                              Regional mall with 1,268,494(2) square
                                       feet of gross leasable area

Location:                              Des Peres, Missouri

Year Built:                            1969; completely redeveloped in 2002

In-Line Sales/ SF(3):                  $446

Anchors(4):                            Famous Barr (266,000 square feet; credit
                                       rating of A/A2), JCPenney (199,469 square feet; credit rating of BBB-/Ba3),
                                       Nordstrom (185,000 square feet; credit
                                       rating of A-/Baa1), Lord & Taylor
                                       (140,000 square feet; credit rating of
                                       A/A2)

Anchor Sales(5):                       Famous Barr $48.3 million; Nordstrom
                                       $39.5 million; JCPenney $26.4 million;
                                       Lord & Taylor $16.7 million

---------------------------
1. Weighted average interest rate for the Westfield Shoppingtown West County A Note and B Note.
2.  Collateral consists of 478,025 square feet
3. Approximate annualized sales for the first six months of operations ending March 31, 2003. Occupancy costs as a percent of sales are not available as the Property opened in September 2002.
4. Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
5. Approximate annualized sales for the first six months of operations ending March 31, 2003, except for Famous Barr, for which actual trailing twelve months ending March 31, 2003 are shown. Lord & Taylor, Famous Barr, and JCPenney are not part of the collateral. Nordstrom owns its own improvements, but is subject to a ground lease.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN WEST COUNTY (CONT.)

Top Five Major & In-Line Tenants:                                                Approx. % of
                                       Tenant                       Square Feet  Base Rent(1)   Lease End Date
                                       ------                       -----------  ------------   --------------
                                       Galyan's Sporting Goods         85,000         6.0%         01/31/2018
                                       Victoria's Secret/Fragrance     12,000         2.3%         01/31/2013
                                       Express/Express Men             11,119         2.3%         06/30/2013
                                       Forever 21                       9,385         1.8%         06/30/2012
                                       Brooks Brothers                  9,000         1.7%         06/30/2013

Overall  Occupancy(1):                 97.7%

Appraised Value(2):                    $286,500,000

LTV (A Note)(3):                       52.4%

U/W DSCR (A Note)(1):                  2.04x

Reserves:                              Monthly tax escrow. Westfield America
                                       guarantees payment of insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below
                                       1.10x based on a 9.25% constant, borrower must make ongoing deposits for insurance premiums and $1.20 psf per annum for TI/LC's and CapEx on all collateral square feet.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting six months
                                       prior to ARD.

Additional Collateral:                 Borrower has posted a $7,446,956 letter
                                       of credit as additional collateral for
                                       the loan. The $7,446,956 represents 125% of the loan proceeds allocable to the difference between the current underwritten net cash flow and the 2003/2004 underwritten net cash flow.

B Note: $19,802,811 subordinated B Note will be sold in a private placement. The B Note does not receive principal until the A
                                       Note is paid in full.

---------------------------
1. Calculated based on 2003/2004 occupancy underwritten net cash flow of $20,727,225, and an actual debt constant of 6.765%.
2.  Based on stabilized appraised value as of December 31, 2003.
3.  As of the Cut-Off Date.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

POLARIS FASHION PLACE

Cut-Off Date Balance (A Note):         $125,000,000

Interest Rate(1):                      5.240%

Maturity Date:                         4/11/13

Term to Maturity:                      10 years

Amortization:                          30 years

Sponsor:                               Glimcher Realty Trust

Property:                              Regional mall with 1,579,808(2) square
                                       feet of gross leasable area

Location:                              Columbus, Ohio

Year Built:                            2001

In-Line Sales/ SF(3):                  $371

2002 In-Line Cost of Occupancy(3):     14.6%

Anchors(4):                            Kaufmann's (200,000 square feet, credit
                                       rating of A/A2), Sears (185,496 square
                                       feet, credit rating of BBB+/Baa1),
                                       Lazarus (180,486 square feet, credit
                                       rating of BBB+/Baa1), JCPenney (146,006
                                       square feet, credit rating of BBB-/Ba3), Lord & Taylor (140,000 square feet, credit rating of A/A2), Great Indoors
                                       (135,856 square feet, credit rating of
                                       BBB+/Baa1), and Saks Fifth Avenue
                                       (100,231 square feet, credit rating of
                                       BB/B1)

2002 Anchor Sales(5):                  Kaufmann's $40.0 million; Great Indoors
                                       $40.0 million; Lazarus $38.0 million;
                                       JCPenney $21.0 million; Sears $20.0
                                       million; Saks Fifth Avenue $20.0 million;
                                       Lord & Taylor $18.0 million

---------------------------
1. Weighted average interest rate for the Polaris Fashion Place Loan A Note and B Note.
2.  Collateral consists of 422,494 square feet.
3.  Represents the first full year of operations, as of December 31, 2002.
4. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
5. As of December 31, 2002. Sales data are estimates provided by the Borrower, as the anchors are not required to report sales information. Anchors own their own pads and improvements and are not part of the collateral.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

POLARIS FASHION PLACE (CONT.)

Top Five In-Line Tenants:                                                       Approx. % of
                                       Tenant                   Square Feet       Base Rent       Lease End Date
                                       ------                   -----------       ---------       --------------
                                       Gap/Gap Kids               18,403             2.7%            01/31/2012
                                       Functional Furnishings     10,000            0.7%(1)          01/31/2007
                                       Finish Line                 8,992             1.9%            10/31/2011
                                       Banana Republic             8,176             1.2%            01/31/2012
                                       Pottery Barn Kids           8,045             1.4%            04/30/2015

Overall  Occupancy(2):                 98.7%

Appraised Value(3):                    $216,000,000

LTV (A Note)(4):                       57.9%

U/W DSCR (A Note)(2):                  1.93x

Reserves:                              Monthly reserves for taxes and insurance.
                                       CapEx reserves of $0.20 psf on collateral and TI/LC reserves of $1.00 psf on occupied in-line square feet are triggered in the event the actual DSCR falls below 1.25x.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to Maturity Date.

B Note: $24,827,623 subordinated B Note has been sold in a separate private placement. The B Note does not receive principal until the A Note is paid in full.

---------------------------
1. Functional Furnishings pays percentage rent in lieu of base rent, with a base rent floor that is reflected in the above chart.
2. Calculated based on occupancy and underwritten net cash flow of $16,626,793 as of March 28, 2003, including executed lease for the Beauty First outparcel space expected to take occupancy by July 2003, and the executed lease on the Fidelity outparcel, which is expected to be in-place by December 2003, and actual debt constant of 6.888%.
3.  Based on appraisal dated March 12, 2003.
4.  As of the Cut-Off Date.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MONROEVILLE MALL

Cut-Off Date Balance (senior pooled
component):                            $120,000,000

Interest Rate:                         5.732%

Anticipated Repayment Date ("ARD"):    1/11/13

Maturity Date:                         1/11/28

Term to ARD:                           10 years

Amortization:                          25 years

Sponsor:                               Turnberry Associates

Property:                              Super-regional mall with 1,372,159(1)
                                       square feet of gross leasable area

Location:                              Monroeville, Pennsylvania

Year Built:                            1969; renovated 2000, 2003

2002 In-Line Sales/ SF(2):             $362

2002 In-Line Cost of Occupancy(2):     13.3%

Anchors(3):                            Lazarus (240,526 square feet; credit
                                       rating of BBB+/Baa1); Kaufmann's (234,538 square feet; credit rating of A/A2);
                                       JCPenney (206,688 square feet; credit
                                       rating of BBB-/Ba3); Burlington Coat
                                       Factory (77,967 square feet; NR); Dick's
                                       Sporting Goods (64,288 square feet; NR);
                                       Best Buy (45,476 square feet; credit
                                       rating of BBB-/Baa3).

2002 Anchor Sales(4):                  Lazarus $33.8 million; JCPenney $30.2
                                       million; Burlington Coat Factory $7.7
                                       million.

---------------------------
1.  Collateral consists of 897,095 square feet.
2.  Based on twelve months ending December 2002.
3. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated ("NR").
4. Lazarus and JCPenney reported sales are for 2002 and 2001, respectively; Kaufmann's is not required to report. Burlington Coat Factory's reported sales are for 2002.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MONROEVILLE MALL (CONT.)

Top Five In-Line Tenants:              Tenant             Square Feet   Lease End Date
                                       ------             -----------   --------------
                                       Office Max            22,800        1/31/2007
                                       Lerner New York       16,420        1/31/2004
                                       The Limited           15,294        1/31/2006
                                       Guitar Center         14,034        6/30/2013
                                       World Foot Locker     13,374       10/31/2005

Overall  Occupancy(1):                 95.7%

Appraised Value(2):                    $204,000,000

LTV (senior pooled component)(3):      58.8%

U/W DSCR (senior pooled component)(4): 1.67x

Reserves:                              On-going for taxes, insurance and
                                       replacement/rollover reserves.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to ARD.

Junior Non-Pooled Component:           $16,667,109 subordinated junior
                                       non-pooled component will be securitized as non-pooled, loan specific certificates as part of the LB-UBS 2003-C3 Trust. The junior non-pooled component does not receive principal until the senior pooled component is paid in full.

---------------------------
1.  As of April 1, 2003.
2.  Based on appraisal dated January 1, 2003.
3.  As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $15,677,006 and actual debt constant of 7.828%.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PEMBROKE LAKES MALL

Cut-Off Date Balance (A Note):         $111,863,969

Interest Rate(1):                      4.925%

Anticipated Repayment Date ("ARD"):    4/11/13

Maturity Date:                         4/11/33

Term to ARD:                           10 years

Amortization:                          30 years

Sponsor: GGP/Homart, Inc., an entity equally owned by General Growth Properties and the New York State Common Retirement Fund

Property:                              Super-regional mall with 1,062,305(2)
                                       square feet of gross leasable area.

Location:                              Pembroke Pines, Florida

Year Built:                            1992

2002 In-Line Sales/ SF(3):             $448

2002 In-Line Cost of Occupancy(3):     11.5%

Anchors(4):                            Burdines (181,847 square feet; credit
                                       rating of BBB+/Baa1), Dillard's Women
                                       (157,473 square feet; credit rating of
                                       BB+/Ba3), JCPenney (147,760 square feet;
                                       credit rating of BBB-/Ba3), Sears
                                       (143,372 square feet; credit rating of
                                       BBB+/Baa1) and Dillard's Men (80,823
                                       square feet; credit rating of BB+/Ba3).

2002 Anchor Sales(5):                  Burdines $58.5 million, Dillard's Women
                                       $36.0 million, JCPenney $47.0 million,
                                       Sears $38.4 million, Dillard's Men $14.0 million.

---------------------------
1.  Interest rate for the Pembroke Lakes Mall A Note.
2.  Collateral consists of 669,889 square feet.
3.  Based on year ending December 2002.
4. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
5. Sales for Burdines and Sears, which are required to report, are for year ending December 2002. Dillard's Women, Dillard's Men and
    JCPenney's sales are estimates provided by Borrower for year ending December 2001, as these anchors are not required to report sales information.

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PEMBROKE LAKES MALL (CONT.)

Top Five In-Line Tenants:              Tenant                        Square Feet   Lease End Date
                                       ------                        -----------   --------------
                                       Limited/Bath & Body Works       15,740        1/31/2008
                                       Gap                             15,318        1/31/2005
                                       Express                         12,410        1/31/2008
                                       Lerner New York                  8,968        1/31/2005
                                       Manhattan Jewelry Exchange       8,297        6/30/2010

Overall  Occupancy(1):                 98.1%

Appraised Value(2):                    $225,100,000

LTV (A Note)(3):                       49.7%

U/W DSCR (A Note)(4):                  2.41x

Reserves:                              On-going reserves for taxes; monthly
                                       insurance reserves if Sponsor no longer
                                       maintains blanket insurance policy;
                                       springing replacement/rollover reserve.

Lockbox:                               Springing

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to ARD.

B Note: $31,961,134 subordinated B Note will be sold in a separate private placement. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

---------------------------
1.  As of  March  31, 2003.
2.  Based on appraisal dated March 6, 2003.
3.  As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $17,200,691 and actual debt constant of 6.382%.

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

======================================================================================================================
                                            Other Significant Mortgage Loans
----------------------------------------------------------------------------------------------------------------------
                                                                               % of Initial
                                                            Cut-Off Date      Mortgage Pool      U/W
            Property Name                  Property Type      Balance            Balance       DSCR(1)      LTV(2)
----------------------------------------------------------------------------------------------------------------------
Washington Harbour                            Office         $125,000,000          9.3%         2.21x       65.4%
----------------------------------------------------------------------------------------------------------------------
SETH Portfolio(3)                           Multifamily        69,000,000          5.1          1.89        71.5
----------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(4)                          Multifamily        57,453,912          4.3          1.24        70.8
----------------------------------------------------------------------------------------------------------------------
Broadcasting Square                           Retail           49,952,741          3.7          1.37        75.1
----------------------------------------------------------------------------------------------------------------------
LIRA Apartments                             Multifamily        31,966,780          2.4          1.29        79.3
----------------------------------------------------------------------------------------------------------------------
Fountains at Waterford Lakes Apartments     Multifamily        24,600,000          1.8          1.90        78.5
======================================================================================================================
TOTAL/WEIGHTED AVERAGE:                        ----          $357,973,433         26.7%         1.77x       70.9%
======================================================================================================================

---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant. Portfolio underwritten debt service coverage is calculated as a weighted average based on allocated loan balances.
2. Calculated based on Cut-Off Date balance and related appraised value. Portfolio loan to value is calculated as a weighted average based on allocated loan balances.
3. The SETH portfolio consists of three cross-collateralized and cross-defaulted loans: Bayou Park ($28,000,000), Pavilion Place ($20,750,000) and Sandstone ($20,250,000).
4. The Lembi portfolio consists of seven cross-collateralized and cross-defaulted deeds of trust on twenty-five properties with a combined loan amount of $57,453,912.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WASHINGTON HARBOUR

Cut-Off Date Balance:                  $125,000,000

Interest Rate:                         4.760%

Maturity Date:                         3/11/08

Term to Maturity:                      5 Years

Amortization:                          Interest Only

Sponsor:                               Broadway Real Estate Partners / Lehman
                                       Brothers

Property:                              537,259 square foot Class A office
                                       complex

Location:                              Washington, D.C.

Year Built:                            1986

Occupancy(1):                          99.2%

                                                                                             Approx. % of
Major Tenants:                                                                                Base Rent
                                       Tenant                                 Square Feet      Revenues         Lease End Date
                                       ------                                 -----------      --------         --------------
                                       Swidler Berlin Shereff                    132,900         26.4%             5/31/2007
                                       Foley & Lardner                           122,879         25.4%             1/31/2008(2)
                                       Collier, Shannon, Rill & Scott            117,228         20.1%             6/30/2005(3)
                                       Orrick, Herrington & Sutcliffe             48,045          8.1%            12/31/2008
                                       Sequoia Restaurant                         26,595          4.5%            11/30/2012

---------------------------
1.  As of March 1, 2003.
2. 1,328 square feet and 2,208 square feet expire May 31, 2006 and November 30, 2007, respectively.
3.  15,497 square feet expires December 31, 2008.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WASHINGTON HARBOUR (CONT.)

Appraised Value(1):                    $191,000,000

LTV(2):                                65.4%

U/W DSCR(3):                           2.21x

Reserves:                              On-going for taxes, insurance,
                                       replacement and rollover reserves.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to Maturity Date.

Mezzanine Debt:                        $25.5 million mezzanine financing from a
                                       wholly owned subsidiary of Lehman
                                       Brothers which is co-terminus with the
                                       first mortgage and is subject to an
                                       intercreditor agreement which complies
                                       with rating agency guidelines.

---------------------------
1.  Based on appraisal dated February 12, 2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $13,357,602 and interest rate based on actual/360 day basis.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SETH PORTFOLIO(1)

Cut-Off Date Balance:                  $69,000,000

Interest Rate:                         5.0625%

Maturity Date:                         4/11/08

Term to Maturity:                      5 years

Amortization:                          Interest Only

Sponsor:                               Venterra Realty

Properties:                            Three Class B apartment properties
                                       containing an aggregate of 2,387 units
                                       and three commercial units. The apartment unit mix is comprised of 41 studio units, 1,637 one-bedroom units, 695 two-bedroom units and 14 three-bedroom units.

Location:                              Houston, Texas

Year Built:                            1970 (Bayou Park), 1978 (Pavilion Place)
                                       and 1980-1981 (Sandstone); renovated
                                       2000-2002 (Bayou Park) and 1992, 1998
                                       (Pavilion Place)

Occupancy(2):                          90.3%

---------------------------
1. The SETH portfolio consists of three cross-collateralized and cross-defaulted loans: Bayou Park ($28,000,000), Pavilion Place ($20,750,000) and Sandstone ($20,250,000).
2. As of March 11, 2003 and calculated as a weighted average based on allocated loan balances.

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SETH PORTFOLIO (CONT.)

Appraised Value(1):                    $96,600,000

LTV(2):                                71.5%

U/W DSCR(3):                           1.89x

Reserves:                              On-going for taxes, insurance and
                                       replacement reserves equal to $270 per
                                       unit for Bayou Park and $250 per unit for Pavilion Place and for Sandstone.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to Maturity Date.

Mezzanine Debt:                        $20.0 million mezzanine financing from a
                                       wholly owned subsidiary of Lehman
                                       Brothers which is co-terminus with the
                                       first mortgage and is subject to an
                                       intercreditor agreement which complies
                                       with rating agency guidelines.

---------------------------
1. Based on appraisal dated November 22, 2002 for Bayou Park, November 17, 2002 for Pavilion Place and November 25, 2002 for Sandstone.
2. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances.
3. Calculated as a weighted average based on allocated loan balances and based on underwritten net cash flow of $6,676,193 and interest rate based on actual/360 day basis.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO(1)

Cut-Off Date Balance:                  $57,453,912

Interest Rate:                         5.910%

Maturity Date:                         5/11/08

Term to Maturity:                      5 years, 1 month

Amortization:                          29 years, 4 months

Sponsor:                               Frank E. Lembi and Walt R. Lembi

Property:                              The portfolio is comprised of seven loans
                                       consisting of 25 multifamily and retail
                                       properties. There are a total of 511
                                       units including 25 commercial units and 6 retail units. The multifamily unit mix is comprised of 274 studio units, 166 one-bedroom units, 37 two-bedroom units, one three-bedroom unit, and two four-bedroom units.

Location:                              San Francisco, California

Year Built:                            Varies from 1905-1965 with renovations
                                       ongoing

Overall  Occupancy(2):                 96.5%

---------------------------
1. The Lembi Portfolio consists of seven cross-collateralized and cross-defaulted loans: Citi Properties DE ($17,556,333), Ritz Apartments DE ($12,037,201), Citi Properties I DE ($9,739,644), Skyline Enterprises DE ($8,915,521), Trophy Properties DE ($7,192,353), Capital Citi Properties DE ($1,248,672), Skyline Investments DE ($764,187).
2. As of March 11, 2003 and is calculated as a weighted average based on allocated loan balances.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value(1):                    $81,365,000

LTV(2):                                70.8%

U/W DSCR(3):                           1.24x

Reserves:                              On-going for taxes, insurance, and CapEx.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning four years after
                                       origination. Prepayment without penalty
                                       allowed starting three months prior to
                                       Maturity Date.

Mezzanine Debt:                        $8,080,000 mezzanine financing which is
                                       co-terminus with the first mortgage and
                                       is subject to an intercreditor agreement that complies with rating agency guidelines.

---------------------------
1. Based on appraisals dated February 10, 2003, except for 601 Larkin Street, part of the Citi Properties DE Loan (March 10, 2003) and Skyline Investments DE (January 30, 2003).
2. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances.
3. Calculated as a weighted average based on allocated loan balances having underwritten net cash flow of $5,116,340 and actual debt constant of 7.185%.

--------------------------------------------------------------------------------

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

BROADCASTING SQUARE

Cut-Off Date Balance:                  $49,952,741

Interest Rate:                         6.270%

Maturity Date:                         4/11/13

Term to Maturity:                      10 years

Amortization:                          30 years

Sponsor:                               Alex Grass

Property:                              471,369 square-foot power shopping center

Location:                              Reading, Pennsylvania

Year Built:                            2002

Anchors(1):                            Approximately 26.7% of the base rent is
                                       derived from investment grade rated
                                       tenants. Below are the eight anchors:

                                                                           Approximate % of      Lease End          Ratings
                                       Tenant                 Square Feet      Base Rent            Date         (S&P/Moody's)
                                       ------                 -----------      ---------            ----         -------------
                                       Weis Supermarkets          53,088         10.1%          09/30/2020            NR
                                       Dick's Sporting Goods      45,101          7.9%          01/31/2016            NR
                                       Ross Dress For Less        29,828          5.7%          01/31/2012          BBB/NR
                                       Bed Bath & Beyond          30,066          5.2%          01/31/2011          BBB-/NR
                                       Marshalls                  30,000          5.2%          08/31/2012           A/A3
                                       Babies `R' Us              30,555          4.7%          01/31/2012         BBB-/Baa3
                                       Michael's                  23,929          4.2%          03/01/2012          BB/Ba1
                                       Barnes & Noble             24,107          3.8%          01/31/2012          BB/Ba2

---------------------------
1. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual company is not rated.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

BROADCASTING SQUARE (CONT.)

Overall Occupancy(1):                  93.2%

Appraised Value(2):                    $66,500,000

LTV(3):                                75.1%

U/W DSCR(4):                           1.37x

Reserves:                              On-going for taxes, insurance, TI/LC, and
                                       replacement reserves.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to Maturity Date.

---------------------------
1.  As of January 1, 2003.
2.  Based on appraisal dated February 21, 2003.
3.  As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $5,074,227 and actual debt constant of 7.404%.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LIRA APARTMENTS

Cut-Off Date Balance:                  $31,966,780

Interest Rate:                         5.780%

Maturity Date:                         4/11/13

Term to Maturity:                      10 years

Amortization:                          30 years

Sponsor:                               The DeMatteis Organization and The
                                       Related Companies, Inc.

Property:                              The subject consists of a seven-story
                                       building containing 152 apartments and
                                       four retail units consisting of 4,908
                                       square feet of street-level space. The
                                       apartment unit mix is comprised of 34
                                       one-bedroom units and 118 two-bedroom
                                       units. The subject has a 20-year market
                                       HAP contract in place.

Location:                              New York, New York

Year Built:                            1982; renovated 2002

Occupancy(1):                          98.7%

---------------------------
1.  As of March 14, 2003.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LIRA APARTMENTS (CONT.)

Appraised Value(1):                    $40,300,000

LTV(2):                                79.3%

U/W DSCR(3):                           1.29x

Reserves:                              On-going for taxes, insurance and
                                       replacement reserves. In addition,
                                       $187,354 was escrowed at closing and
                                       shall be escrowed on the first five
                                       payment dates for the HAP Escrow Fund,
                                       which will be held as additional security for the debt.

Lockbox:                               Hard (HAP Rent), Springing (Tenant Rent)

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to Maturity Date.

---------------------------
1.  Based on appraisal dated February 1, 2003.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $2,898,357 and an actual debt constant of 7.026%.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

FOUNTAINS AT WATERFORD LAKES APARTMENTS

Cut-Off Date Balance:                  $24,600,000

Interest Rate:                         5.000%

Maturity Date:                         1/11/08

Term to Maturity:                      5 years

Amortization:                          Interest Only

Sponsor:                               Investcorp International, Inc.

Properties:                            A Class A apartment complex containing
                                       400 units. The apartment unit mix is
                                       comprised of 144 one-bedroom units, 196
                                       two-bedroom units and 60 three-bedroom
                                       units.

Location:                              Orlando, Florida

Year Built:                            2000

Occupancy(1):                          95.8%

---------------------------
1.  As of February 25, 2003.

--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

FOUNTAINS AT WATERFORD LAKES APARTMENTS (CONT.)

Appraised Value(1):                    $31,350,000

LTV(2):                                78.5%

U/W DSCR(3):                           1.90x

Reserves:                              On-going for taxes, insurance, and
                                       replacement reserves.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty allowed starting one month prior to Maturity Date.

---------------------------
1.  Based on appraisal dated November 29, 2002.
2.  As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $2,366,243 and interest rate based on actual/360 day basis.

--------------------------------------------------------------------------------

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










--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o   Weighted average DSCR of 1.75x; weighted average Cut-Off Date LTV of 66.0%.

o The significant loans discussed in this presentation have a weighted average DSCR of 1.91x and a weighted average Cut-Off Date LTV of 61.4%.

o   Strong sponsorship and repeat borrowers.

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 91.1% of the initial mortgage pool balance.

o Geographically diversified with no one state representing more than 14.5% of the Initial Pool Balance.

o 98.1% of the loans have ongoing reserves for replacements, 97.6% for taxes and 94.8% of such loans have ongoing reserves for insurance.(2)

o   97.2% of the initial mortgage pool balance have cash management systems.

o Established relationship between Lehman Brothers and UBS Warburg - this transaction marks the 17th overall transaction between Lehman Brothers and UBS Warburg since early 2000.

---------------------------
1. Multifamily component includes mobile home park properties representing 0.4% of the aggregate pool.
2. As of the Cut-Off Date; excludes the Investment Grade Loans. In instances where there are no tax or insurance escrows, certain creditworthy tenants are permitted to pay taxes directly or self insure.

--------------------------------------------------------------------------------

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










--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

            NAME OF REPORT                            Description (information provided)
----------------------------------------------------------------------------------------------------
1   Distribution Date Statements          Principal and interest distributions, principal balances
2   Mortgage Loan Status Report           Portfolio stratifications
3   Comparative Financial Status Report   Revenue, NOI, DSCR to the extent available
4   Delinquent Loan Status Report         Listing of delinquent Mortgage Loans
5   Historical Loan Modification Report   Information on modified Mortgage Loans
6   Historical Liquidation Report         Net liquidation proceeds and realized losses
7   REO Status Report                     NOI and value of REO
8   Servicer Watch List                   Listing of loans in jeopardy of becoming specially serviced
9   Loan Payoff Notification Report       Listing of loans that have given notice of intent to payoff

--------------------------------------------------------------------------------

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










--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                                   EVENT
--------------------------------------------------------------------------------
Week of May 12, 2003                   Structural & Collateral Flipbooks and
                                       Presale Reports Available/ Road Shows/
                                       Investor Calls Red Herrings Available
--------------------------------------------------------------------------------
Week of May 19, 2003                   Pricing
--------------------------------------------------------------------------------
Week of June 5, 2003                   Closing




--------------------------------------------------------------------------------

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